UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021

PQ Group Holdings Inc.

Commission File Number: 001-38221

Delaware	81-3406833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Lindenwood Drive Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

(610) 651-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	PQG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 26, 2021, PQ Group Holdings Inc. (the “Company”) issued a press release announcing unaudited preliminary financial results for the three months ended March 31, 2021. A copy of the press release is attached hereto as Exhibit 99.1.

The preliminary financial estimated results referred to in the press release are unaudited and preliminary estimates that have been prepared by management in good faith on a consistent basis with prior periods. However, the Company has not completed its financial closing procedures for the three months ended March 31, 2021 and actual results may differ from these preliminary estimates, and such differences could be material. The preliminary financial estimated results do not present all information necessary for an understanding of the Company’s financial condition as of, and its results and operations for, the fiscal quarter ended March 31, 2021. Accordingly, undue reliance should not be placed on these preliminary estimates. In addition, PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to these preliminary financial estimated results and does not express an opinion or any other form of assurance with respect to these preliminary financial estimated results or their achievability. The Company undertakes no obligation to update or supplement the information provided in the press release until it releases its financial statements for the quarter ended March 31, 2021. The Company cautions investors that such preliminary estimates are not guarantees of the Company’s full financial results for the quarterly period or of future performance or outcomes and that actual results may differ materially from the estimates described in the press release.

The information furnished in this Item 2.02 and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

As previously announced, on February 28, 2021, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Sparta Aggregator L.P., a partnership established by Koch Minerals & Trading, LLC and Cerberus Capital Management, L.P. (the “Purchaser”), pursuant to which the Company plans to divest its Performance Chemicals business to the Purchaser (the “Transaction”). The Company and the Purchaser will provide each other with certain transition services for a period of six months from the date of the closing of the transaction. The Transaction is expected to be completed in 2021.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 4, 2021, and the full text of which is incorporated herein by reference.

The information filed in Exhibit 99.2 sets forth a summary of pro forma Segment Adjusted EBITDA together with a reconciliation of net (loss) income attributable to the Company’s pro forma Segment Adjusted EBITDA for the years ended December 31, 2018, 2019 and 2020 giving effect to the Transaction.

Note on Forward-Looking Statements

Any statements contained in this Current Report on Form 8-K, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto that do not describe historical facts may constitute “forward-looking statements.” Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “projects” and similar references to future periods. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Examples of forward-looking statements include, but are not limited to, statements regarding the Company’s estimated financial results, portfolio transformation and strategic objectives, the previously announced Transaction and anticipated impacts related thereto. Our actual results may differ materially from those contemplated by the forward-looking statements. The Company cautions you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company’s ability to close on the sale of the Transaction on our anticipated timeline, or at all, regional, national or global political, economic, business, competitive, market and regulatory conditions, including the ongoing COVID-19 pandemic, tariffs and trade disputes, currency exchange rates and other factors, including those described in the sections titled “Risk Factors” and “Management Discussion & Analysis of Financial Condition and Results of Operations” in the Company’s filings with the SEC, which are available on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Company giving effect to the Transaction are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by PQ Group Holdings Inc., dated April 26, 2021

99.2	Unaudited Pro Forma Segment Adjusted EBITDA of PQ Group Holdings Inc.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of PQ Group Holdings Inc.

104	The cover page from this Current Report on Form 8-K of PQ Group Holdings Inc., formatted in Inline XBRL and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2021	PQ Group Holdings Inc.

	By:	/s/ Michael Crews
	Name:	Michael Crews
	Title:	Executive Vice President and Chief Financial Officer